Exhibit 99.B(j)(2)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated August 26, 2019, relating to the financial statements and financial highlights of Victory Integrity Discovery Fund, Victory Integrity Mid-Cap Value Fund and Victory Integrity Small/Mid-Cap Value Fund, each a series of Victory Portfolios, for the year ended June 30, 2019, and to the references to our firm under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” and “Ongoing Arrangements to Disclose Portfolio Holdings” in the Statement of Additional Information.

/s/ Cohen & Company, Ltd.

Cohen & Company, Ltd.
Cleveland, Ohio
June 10, 2020

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated February 25, 2020, relating to the financial statements and financial highlights of Victory RS Partners Fund, Victory RS Mid Cap Growth Fund, Victory RS Small Cap Equity Fund, Victory High Income Municipal Bond Fund and Victory Floating Rate Fund, each a series of Victory Portfolios, for the year ended December 31, 2019, and to the references to our firm under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” and “Ongoing Arrangements to Disclose Portfolio Holdings” in the Statement of Additional Information.

/s/ Cohen & Company, Ltd.

Cohen & Company, Ltd.
Cleveland, Ohio
June 10, 2020

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated December 30, 2019, relating to the financial statements and financial highlights of Victory INCORE Fund for Income and Victory INCORE Investment Grade Convertible Fund (the “Funds”), each a series of Victory Portfolios, for the year ended October 31, 2019 and the adjustments that were applied to restate the financial highlights of Victory INCORE Fund for Income for the year ended October 31, 2018 to correct an error, and to the references to our firm under the headings “Financial Highlights” in the Prospectus and “Independent Registered Public Accounting Firm” and “Ongoing Arrangements to Disclose Portfolio Holdings” in the Statement of Additional Information.

/s/ Cohen & Company, Ltd.

Cohen & Company, Ltd.
Cleveland, Ohio
June 10, 2020